UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2026

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1990 E. Grand Ave.
El Segundo, CA	90245
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Entry into a Non-Binding Term Sheet regarding Acquisition of the Company’s Robotics Business

On September 25, 2026, Faraday Future Intelligent Electric, Inc., a Delaware corporation (the “Company”), entered into a non-binding term sheet (the “Term Sheet”), with AIxCrypto Holdings, Inc, the Company’s majority owned subsidiary (“AIxC”), for the sale of the Company’s robotics business (the “Proposed Transaction”).

Pursuant to the Term Sheet, AIxC would acquire, directly or through one or more affiliates or subsidiaries, all outstanding equity interests of the Company’s robotics business, excluding any outstanding options to purchase equity in the Company’s robotics business held by the Company’s executives. The parties currently expect to effect the Proposed Transaction as a two-step transaction, in which AIxC would acquire the Company’s robotics business and then merge the Company’s robotics business with and into a newly formed subsidiary of AIxC in a forward merger.

Special Committee Review

In addition to the Company being the majority owner of AIxC, the Company’s Global Executive Chairman, Jerry Wang, is the Chief Executive Officer of AIxC. Accordingly, the Proposed Transaction is a related party transaction. The Proposed Transaction was reviewed and approved by a special committee (the “Special Committee”) of the Company’s Board of Directors (the “Board”). The Special Committee was formed and empowered and delegated the full power and authority of the Board to (i) review, evaluate, investigate and negotiate terms and conditions of the Proposed Transaction, (ii) determine whether the Proposed Transaction is advisable and in the best interests of the Company and its stockholders, (iii) reject the Proposed Transaction and determine not to pursue the Proposed Transaction or any alternative thereto, (iv) recommend to the Board what action, if any, should be taken by the Company with respect to the Proposed Transaction, and (v) take such other actions as the Special Committee deems necessary or appropriate in connection with the foregoing. The Board will not approve, authorize, recommend or cause the Company to enter into the Proposed Transaction or submit the Proposed Transaction to the stockholders of the Company without the prior favorable recommendation of the Special Committee.

On September 25, 2026, the Special Committee unanimously approved the execution of the Term Sheet and recommended the same to the Board. On the same day, acting upon the recommendation of the Special Committee, the Board approved the execution of the Term Sheet. The Special Committee’s approval of the Term Sheet does not constitute approval of the Proposed Transaction or any definitive agreement. The Proposed Transaction or any definitive agreement remains subject to the Special Committee’s ongoing review and favorable recommendation following completion of its evaluation, including consideration of the terms of the definitive agreement, including receipt of a fairness opinion satisfactory to it, and approval by the Board acting upon the recommendation of the Special Committee.

Proposed Consideration and Related Agreements

The aggregate purchase price for the Proposed Transaction is expected to be US$200 million (the “Purchase Price”), payable in the form of the issuance to the Company of AIxC common stock and non-voting convertible preferred stock. The price per share of AIxC stock is expected to be the lower of (i) US$2.246 and (ii) the average Nasdaq Official Closing Price for the five trading days immediately preceding the signing of definitive agreements.

At the Closing, the Company would enter into a lock-up agreement with AIxC, pursuant to which the Company would agree not to sell, transfer, pledge, hedge or otherwise dispose of any AIxC securities for a period of eighteen (18) months following the closing, subject to certain exceptions. Also, the Company and AIxC will enter into an investor rights agreement setting forth the parties’ agreed governance arrangements, including any agreed rights of the Company to nominate one or more members of the AIxC Board of Directors and any other agreed voting arrangements with respect to AIxC.

The Term Sheet also contemplates two-year noncompetition and nonsolicitation covenants applicable to the Company and its affiliates, subject to specified exceptions for non-robotics electric vehicle and automotive businesses, related software and services and aftermarket activities.

Closing Conditions

The closing of the Proposed Transaction would be subject to customary representations and warranties and customary closing conditions, including receipt of all required internal corporate approvals by the Company (including approval by its Board of Directors and the Special Committee; execution of the definitive agreements and material ancillary agreements; satisfaction of applicable Nasdaq requirements and receipt of required regulatory and third-party approvals; absence of a material adverse change in the Company’s robotics business; no material litigation or proceeding to challenge, restrain or otherwise interfere with the Proposed Transaction; and satisfactory arrangements with agreed key employees. The Proposed Transaction is expected to close in the 4th quarter of 2026.

Non-Binding Effect

Except for the confidentiality, non-binding effect and miscellaneous provisions contained in Sections 7, 8 and 9 of the Term Sheet, the Term Sheet is non-binding and does not obligate either party to negotiate or execute definitive agreements or to consummate the Proposed Transaction.

The foregoing description of the Term Sheet does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Sheet, a copy of which is filed as Exhibit 99.1and incorporated herein by reference.

On September 28, 2026, the Company issued a press release announcing the non-binding Term Sheet as discussed below in Item 8.01 of this Current Report on Form 8-K. Also, in connection with a conference call to be held by the Company on September 29, 2026, to discuss the Proposed Transaction and the Term Sheet, the Company references the presentation furnished as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference. The information in this Item 8.01, Exhibit 99.2 and Exhibit 99.3 furnished hereunder shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the Proposed Transaction; its proposed structure, valuation and consideration price; the negotiation and execution of the Definitive Agreement and other ancillary agreements; required corporate, Nasdaq, regulatory and third-party approvals. Forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially.

These risks and uncertainties include, among others, the possibility that the parties may not enter into the Definitive Agreement or may change the terms or structure of the Proposed Transaction; the possibility that the Special Committee or the Board may not approve or proceed with the Proposed Transaction; conflicts of interest arising from the Company’s status as AIxC’s majority stockholder; failure to obtain required corporate, Nasdaq, regulatory or third-party approvals; failure to satisfy closing conditions; disruption to the Company’s or its robotics business’s operations from the announcement or pendency of the Proposed Transaction; the costs of the Proposed Transaction; integration risks; dilution resulting from the proposed equity consideration; the Company’s liquidity and need for additional capital; and the other risks described in the Company’s filings with the Securities and Exchange Commission, including under the heading “Risk Factors” in the Company’s Form 10-Q for the quarter ended June 30, 2026, filed with the SEC on August 13, 2026; the quarter ended March 31, 2026, filed with the SEC on May 14, 2026, and Form 10-K filed with the SEC on March 31, 2026, and other documents filed by the Company from time to time with the SEC. Forward-looking statements speak only as of the date of this report. Except as required by law, the Company undertakes no obligation to update them.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
99.1	Non-binding Term Sheet between Faraday Future Intelligent Electric, Inc. and AIxCrypto Holdings, Inc. dated September 25, 2026
99.2	Press Release dated September 28, 2026.
99.3	Presentation dated September 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: September 28, 2026	By:	/s/ Koti Meka
	Name:	Koti Meka
	Title:	Chief Financial Officer

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